                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13

VTJ SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February                  [PHOTO]
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you         DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.
    The supply of New Jersey municipal securities was especially tight, which helped to underpin the local bond market. The New Jersey economy grew at a moderate rate that was slightly below the national average, but the state budget continued to show a surplus, albeit the smallest one in six years. Looking ahead, New Jersey faces the challenges of a severely underfunded state pension system, inequality in school funding, and the lack of a long-term solution to pay for indigent care in its health-care system.

FUND STRATEGY

    In managing the Trust, we maintained a heavy weighting in high-quality bonds, which dominate the New Jersey municipal security market. As of April 30, approximately 67 percent of the Trust's long-term investments were AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. Approximately 28 percent of long-term investments were rated AA or A, and approximately 3 percent were rated BBB, the lowest rating Standard & Poor's assigns to bonds in the investment-grade category. In addition, approximately 2 percent of long-term investments were non-rated. AAA-rated bonds are extremely liquid because most are insured. They provide the potential for safety of principal and have tended to perform better when interest rates are falling, which was not the case for most of the period. BBB-rated securities have tended to outperform when rates are rising and have the potential to provide additional income.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term Investments as of April 30, 1997

AAA.................................... 66.7%
AA..................................... 18.6%
A......................................  9.5%
BBB....................................  2.7%
Non-Rated..............................  2.5%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover was minimal during the period because the supply of New Jersey bonds was tight and market conditions offered few opportunities to add value over existing holdings. The average yield of bonds in the portfolio was higher than market yields. In addition, yield spreads remained tight between AAA-rated bonds and lower-rated bonds. As a result, there was often not enough yield reward to justify the additional credit risk of purchasing lower-rated securities.
    We maintained the Trust's high concentrations in general purpose, health-care, and water and sewer bonds. General purpose bonds were supported by New Jersey's strong

                                                         Continued on page three
economy, while health-care bonds benefited from this sector's financial improvement. Looking ahead, however, New Jersey faces challenges in funding indigent care. Facilities that serve many indigent people have experienced large cuts in their reimbursement rates from the state and could be further stressed.
    During the fourth quarter, the Trust was negatively affected by the announcement of an early call on Mercer County Improvement Authority bonds, which accounted for about 13 percent of the Trust's assets at the time. The bonds had been issued to finance a waste incinerator project and were called when the project was canceled. These high-yielding premium bonds will be difficult to replace, but the Trust will concentrate on replacing this yield when opportunities arise.
    We maintained a relatively short duration during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's portfolio duration stood at 7.48 years compared to 7.80 years for the Lehman Brothers New Jersey Municipal Bond Index benchmark.

                                  [BAR CHART]

Six-month Distribution History
For the Period Ended April 30, 1997

                     Distribution per Share

                Dividends            Capital Gains
Nov 1997         $.0790                 $.0883
Dec 1996         $.0790
Jan 1997         $.0790
Feb 1997         $.0790
Mar 1997         $.0790
Apr 1997         $.0790


The dividend and/or capital gains history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY
    We are pleased to report that the Van Kampen American Capital Trust for Investment Grade New Jersey Municipals continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 3.11 percent(1). The Trust offered a tax-exempt distribution rate of 6.17 percent(3), based on the closing common stock price of $15.375 per share on April 30, 1997. Because income from the Trust is exempt from federal and New Jersey state income taxes, this distribution rate represents a yield equivalent to a taxable

                                                          Continued on page four
investment earning 10.30 percent(4) (for investors in the combined federal and state income tax bracket of 40.10 percent). At the end of the reporting period, the closing share price of the Trust traded at a 7.60 percent discount to its net asset value of $16.64.
    The Trust declared a capital gains distribution of $0.0093 per share payable on December 31, 1996, due to the sale of some securities that had appreciated in value.

      TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

                    General Purpose................... 27.6%
                    Health Care....................... 14.5%
                    Water & Sewer..................... 12.9%
                    Waste Disposal.................... 11.5%
                    Transportation.................... 11.4%

                    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                             NEW JERSEY MUNICIPALS
                           (NYSE TICKER SYMBOL--VTJ)


 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    3.11%
Six-month total return based on NAV(2).....................    1.01%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    6.17%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................   10.30%

 SHARE VALUATIONS

Net asset value............................................  $ 16.64
Closing common stock price.................................  $15.375
Six-month high common stock price (12/04/96)...............  $16.250
Six-month low common stock price (04/16/97)................  $15.000
Preferred share rate(5)....................................   3.600%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 40.1% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          NEW JERSEY  89.9%
$ 2,500   Aberdeen Twp, NJ Muni Util Auth Swr Rev Cap Impt
          Ser B (FGIC Insd)...............................   6.500%   02/01/22  $  2,669,325
  2,000   Bergen Cnty, NJ Util Auth Wtr Pollutn Ctl Rev
          Ser A (FGIC Insd)...............................   6.500    12/15/12     2,182,660
  1,000   Bordentown, NJ Swr Auth Rev Ser C (MBIA Insd)...   6.800    12/01/25     1,079,410
  1,500   Brick Twp, NJ Muni Util Auth Rev (AMBAC Insd)...   6.500    12/01/12     1,620,855
  2,000   Camden Cnty, NJ Muni Util Auth Swr Rev Cap
          Apprec Ser B (FGIC Insd)........................       *    09/01/14       706,900
  2,500   Camden Cnty, NJ Muni Util Auth Swr Rev Cap
          Apprec Ser B (FGIC Insd)........................       *    09/01/15       826,275
  4,095   Camden, NJ (FSA Insd)...........................       *    02/15/11     1,927,271
  2,330   Edgewater, NJ Muni Util Auth Rev Swr Rfdg (MBIA
          Insd)...........................................       *    11/01/12       991,182
    840   Essex Cnty, NJ Impt Auth Lease Jail & Youth
          House Proj (Prerefunded @ 12/01/04) (AMBAC
          Insd)...........................................   6.600    12/01/07       939,170
  3,000   Essex Cnty, NJ Impt Auth Rev Irvington Twp Sch
          Dist (Prerefunded @10/01/02) (FSA Insd).........   6.625    10/01/17     3,302,520
  4,875   Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
          (MBIA Insd).....................................   6.600    12/01/21     5,229,217
  2,000   Mercer Cnty, NJ Impt Auth Rev Ewing Brd Edl
          Lease Proj (Prerefunded @ 05/15/02) (MBIA
          Insd)...........................................   6.400    05/15/11     2,171,820
  2,300   Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disposal Fac Proj Rfdg Solid Waste Rfdg.........       *    04/01/08     1,295,015
  6,500   Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disposal Fac Proj Rfdg Solid Waste Rfdg.........       *    04/01/10     3,228,745
  7,055   Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disposal Fac Proj Rfdg Solid Waste Rfdg.........       *    04/01/12     3,099,332
  4,375   Mercer Cnty, NJ Impt Auth Rev Solid Waste Ser A
          Rfdg (Prerefunded @ 05/15/97) (FGIC Insd).......   6.700    04/01/13     4,380,338
  2,500   New Jersey Bldg Auth St Bldg Rev (Prerefunded @
          06/15/99).......................................   6.250    06/15/13     2,633,825
    535   New Jersey Econ Dev Auth Econ Dev Rev Ser F.....   6.600    06/01/12       551,564
    445   New Jersey Econ Dev Auth Econ Dev Rev Ser Y.....   6.600    06/01/12       458,777
  2,000   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd).......................   5.800    07/01/07     2,093,460
  1,000   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd).......................   5.800    07/01/08     1,040,650
  1,500   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd).......................   5.800    07/01/09     1,541,940
    300   New Jersey Econ Dev Auth Pollutn Ctl Rev (AMBAC
          Insd)...........................................   7.100    07/01/15       328,296
 10,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (Embedded Cap) (MBIA Insd) (d).........   5.900    03/15/21    10,258,300

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 4,575   New Jersey Hlthcare Fac Fin Auth Rev Atlantic
          City Med Cent Ser C Rfdg........................   6.800%   07/01/11  $  4,907,053
    500   New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Connie Lee Insd)...................   7.000    07/01/04       555,135
    250   New Jersey Hlthcare Fac Fin Auth Rev Elizabeth
          Genl Med Cent Ser C.............................   7.375    07/01/15       264,380
  2,200   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd)......................   6.500    07/01/11     2,367,222
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd)......................   6.750    07/01/19     2,171,520
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Hackensack
          Med Cent (FGIC Insd)............................   6.625    07/01/11     2,141,220
  2,500   New Jersey Hlthcare Fac Fin Auth Rev Hackensack
          Med Cent (FGIC Insd)............................   6.625    07/01/17     2,671,650
  1,150   New Jersey St...................................   6.800    07/15/06     1,275,465
  4,750   New Jersey St Hsg & Mtg Fin Agy Rev.............   6.600    11/01/14     4,984,412
  4,800   New Jersey St Hwy Auth Garden St Pkwy Genl Rev
          Sr Pkwy.........................................   6.250    01/01/14     5,073,648
  2,000   North Bergen Twp, NJ (FSA Insd).................       *    08/15/09     1,035,220
  2,675   Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
          Apprec Ser A (FGIC Insd)........................       *    12/15/09     1,360,104
  2,000   Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
          Apprec Ser A (FGIC Insd)........................       *    12/15/10       956,200
  1,000   Paterson, NJ (FSA Insd).........................   6.600    02/15/07     1,074,120
  2,850   Port Auth NY & NJ Cons Ser 78 (b)...............   6.500    04/15/11     3,044,342
  2,000   Rockaway Vly, NJ Regl Swr Auth Swr Rev Rfdg
          (MBIA Insd).....................................       *    12/15/09     1,016,900
  1,225   Rutgers St Univ of NJ Ser A Rfdg................   6.500    05/01/18     1,307,443
  2,000   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
          Svc Elec & Gas Ser D Rfdg (MBIA Insd)...........   6.550    10/01/29     2,148,860
    165   Union City, NJ (FSA Insd).......................   6.375    11/01/10       181,533
  1,500   Union City, NJ (MBIA Insd)......................   6.700    09/01/12     1,631,850
                                                                                ------------
                                                                                  94,725,124
                                                                                ------------
          GUAM  4.2%
  1,000   Guam Arpt Auth Rev Ser B........................   6.700    10/01/23     1,023,470
  1,800   Guam Govt Ltd Oblig Hwy Ser A Rfdg (FSA Insd)...   6.300    05/01/12     1,881,162
  1,500   Guam Govt Ser A.................................   5.625    09/01/02     1,506,735
                                                                                ------------
                                                                                   4,411,367
                                                                                ------------


                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                              Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------------

                PUERTO RICO  4.7%
$       1,750   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
                T (Prerefunded @ 07/01/02)........................   6.500%   07/01/22  $  1,913,152
        1,700   Puerto Rico Comwlth Pub Impt (Prerefunded @
                07/01/02) (c).....................................   6.800    07/01/21     1,881,662
        1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
                (Prerefunded @ 07/01/02)..........................   6.875    07/01/21     1,110,260
                                                                                        ------------
                                                                                           4,905,074
                                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $96,962,669)(a)...............................................................   104,041,565
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%...........................................     1,292,540
                                                                                        ------------
NET ASSETS  100.0%....................................................................  $105,334,105
                                                                                        ============

 * Zero coupon bond

(a) At April 30, 1997, cost for federal income tax purposes is $96,962,669; the aggregate gross unrealized appreciation is $7,168,470 and the aggregate gross unrealized depreciation is $89,574, resulting in net unrealized appreciation of $7,078,896.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(d) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. The derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $96,962,669) (Note 1)..............  $104,041,565
Cash............................................................................        96,760
Receivables:
  Interest......................................................................     1,528,102
  Investments Sold..............................................................       970,379
Other...........................................................................         1,345
                                                                                  ------------
      Total Assets..............................................................   106,638,151
                                                                                  ------------
LIABILITIES:
Payables:
  Investments Purchased.........................................................       959,608
  Investment Advisory Fee (Note 2)..............................................        56,009
  Income Distributions--Common and Preferred Shares.............................        51,786
  Administrative Fee (Note 2)...................................................        17,233
  Affiliates (Note 2)...........................................................         4,767
Accrued Expenses................................................................       154,155
Deferred Compensation and Retirement Plans (Note 2).............................        60,488
                                                                                  ------------
      Total Liabilities.........................................................     1,304,046
                                                                                  ------------
NET ASSETS......................................................................  $105,334,105
                                                                                  ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 800 issued with liquidation preference of $50,000 per share) (Note 4).............  $ 40,000,000
                                                                                  ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 3,925,373 shares issued and outstanding)..........................        39,254
Paid in Surplus.................................................................    57,511,539
Net Unrealized Appreciation on Investments......................................     7,078,896
Accumulated Undistributed Net Investment Income.................................       714,327
Accumulated Net Realized Loss on Investments....................................        (9,911)
                                                                                  ------------
      Net Assets Applicable to Common Shares....................................    65,334,105
                                                                                  ------------
NET ASSETS......................................................................  $105,334,105
                                                                                  ============
NET ASSET VALUE PER COMMON SHARE ($65,334,105 divided by 3,925,373
  shares outstanding)...........................................................  $      16.64
                                                                                  ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 3,098,265
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      342,875
Administrative Fee (Note 2).................................      105,500
Preferred Share Maintenance (Note 4)........................       54,119
Custody.....................................................       16,880
Trustees Fees and Expenses (Note 2).........................       12,833
Legal (Note 2)..............................................        3,620
Amortization of Organizational Costs (Note 1)...............        2,001
Other.......................................................       49,499
                                                              -----------
    Total Expenses..........................................      587,327
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,510,938
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Loss on Investments............................  $    (9,915)
                                                              -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................    8,181,770
  End of the Period.........................................    7,078,896
                                                              -----------
Net Unrealized Depreciation on Investments During the
  Period....................................................   (1,102,874)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............  $(1,112,789)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,398,149
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Six Months Ended April 30, 1997 and the
                    Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................     $  2,510,938     $  5,050,553
Net Realized Gain/Loss on Investments...................           (9,915)          50,811
Net Unrealized Appreciation/Depreciation on Investments
  During the Period.....................................       (1,102,874)         265,619
                                                             ------------     ------------
Change in Net Assets from Operations....................        1,398,149        5,366,983
                                                             ------------     ------------
Distributions from Net Investment Income:
  Common Shares.........................................       (1,860,501)      (3,689,685)
  Preferred Shares......................................         (685,099)      (1,414,964)
                                                             ------------     ------------
                                                               (2,545,600)      (5,104,649)
                                                             ------------     ------------
Distributions from Net Realized Gain on Investments
  (Note 1):
  Common Shares.........................................          (36,663)         (81,248)
  Preferred Shares......................................          (14,144)         (35,215)
                                                             ------------     ------------
                                                                  (50,807)        (116,463)
                                                             ------------     ------------
Total Distributions.....................................       (2,596,407)      (5,221,112)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....       (1,198,258)         145,871
NET ASSETS:
Beginning of the Period.................................      106,532,363      106,386,492
                                                             ------------     ------------
End of the period (Including accumulated undistributed
  net investment income of $714,327 and $748,989,
  respectively).........................................     $105,334,105     $106,532,363
                                                             ============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                   Six                                                March 27, 1992
                                 Months                                               (Commencement
                                  Ended              Year Ended October 31            of Investment
                                April 30,   -------------------------------------     Operations) to
                                  1997         1996      1995      1994      1993    October 31, 1992
------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period
  (a).........................   $16.949    $16.912   $14.800   $18.181   $14.882            $14.678
                                 -------    -------   -------   -------   -------            -------
  Net Investment Income.......      .640      1.286     1.288     1.286     1.314               .578
  Net Realized and Unrealized
    Gain/Loss on Securities...     (.283)      .081     2.138    (3.371)    3.309               .156
                                 -------    -------   -------   -------   -------            -------
Total from Investment
  Operations..................      .357      1.367     3.426    (2.085)    4.623               .734
                                 -------    -------   -------   -------   -------            -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders............      .474       .940      .924      .924      .924               .385
    Common Share Equivalent of
      Distributions Paid to
      Preferred
      Shareholders............      .175       .360      .390      .292      .278               .145
  Distributions from Net
    Realized Gain on Securities (Note 1):
    Paid to Common
      Shareholders............      .009       .021       -0-      .061      .092                -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred
      Shareholders............      .004       .009       -0-      .019      .030                -0-
                                 -------    -------   -------   -------   -------            -------
Total Distributions...........      .662      1.330     1.314     1.296     1.324               .530
                                 -------    -------   -------   -------   -------            -------
Net Asset Value, End of the
  Period......................   $16.644    $16.949   $16.912   $14.800   $18.181            $14.882
                                 =======    =======   =======   =======   =======            -------
Market Price Per Share
  at End of the Period........   $15.375    $15.375   $14.750   $13.125   $16.750            $14.750
Total Investment Return at
  Market Price (b)............     3.11%*    10.91%    19.79%   (16.32%)   20.92%               .83%*
Total Return at Net Asset
  Value (c)...................     1.01%*     6.09%    21.03%   (13.59%)   29.84%              1.62%*
Net Assets at End of the
  Period (In millions)........    $105.3     $106.5    $106.4     $98.1    $111.4              $98.4
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares...............     1.78%      1.80%     1.89%     1.85%     1.80%              1.77%
Ratio of Expenses to Average
  Net Assets..................     1.11%      1.12%     1.15%     1.15%     1.12%              1.23%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d).........................     5.55%      5.50%     5.63%     5.99%     6.15%              4.83%
Portfolio Turnover............       1%*        11%       14%       12%       19%                28%*

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.322 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade New Jersey Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and New Jersey gross income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New Jersey municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ended March 26, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $8,300 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $952,900 and $1,529,266, respectively.

4. PREFERRED SHARES

The Trust has outstanding 800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on April 30, 1997, was 3.600%. During the six months ended April 30, 1997, the rates ranged from 3.372% to 3.925%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.